Exhibit j

                         Consent of Independent Auditors




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                         CONSENT OF INDEPENDENT AUDITORS





The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We consent to the use of our reports dated December 17, 1999 incorporated by reference herein on Form N-1A and to the references to our firm under the heading "Independent Auditors" in the statements of additional information.

                                                         KPMG LLP



Hartford, Connecticut
April 18, 2000